EXHIBIT 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 13, 2006 presents the financial position of Diedrich Coffee, Inc. and Subsidiaries (the “Company”) assuming the transfer of 33 retail store leaseholds and related assets and certain assets relating to one Company store (excluding its leasehold) (as described below) had been completed on that date (the “Transaction”).

The following unaudited pro forma condensed consolidated statements of operations for the fiscal years ended June 28, 2006, June 29, 2005, June 30, 2004 and for the twenty-four weeks ended December 13, 2006 present our results of operations assuming that the Transaction had been completed on the first day of these respective periods. In the opinion of our management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on our historical financial information. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma financial statements for the periods presented do not purport to represent what our results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project our results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in our Annual Report on Form l0-K for the year ended June 28, 2006.

The closing for the transfer of the initial group of Company Stores occurred on January 16, 2007, which related to the transfer of 15 Diedrich Coffee and Coffee People leaseholds and related assets to Starbucks in exchange for a cash payment of approximately $5,560,000 to the Company and the deposit of approximately $618,000 into the escrow fund. In connection with the closing for a second group of Company stores, which occurred on February 2, 2007, the Company transferred an additional 13 Diedrich Coffee and Coffee People leaseholds and related assets to Starbucks and agreed to retain three Company stores that were the subject of the Agreement in exchange for a cash payment of approximately $5,565,000 to the Company and the deposit of approximately $514,000 into the escrow fund. In connection with the third closing, which occurred on February 9, 2007, the Company transferred one additional Diedrich Coffee store’s leasehold and related assets to Starbucks in exchange for a cash payment of approximately $63,000 to the Company and the deposit of approximately $7,000 into the escrow fund. In connection with the fourth closing, which occurred on February 28, 2007, the Company transferred one additional Diedrich Coffee store’s leasehold and related assets to Starbucks in exchange for a cash payment of approximately $586,000 to the Company and the deposit of approximately $65,000 into the escrow fund. Any additional transfers of Company Store leaseholds and related assets are subject to the satisfaction or waiver of certain conditions that have not been deemed satisfied or waived. Upon satisfaction or waiver of certain conditions the Company may transfer up to 2 additional stores to Starbucks for proceeds of approximately $490,000.

In separate transactions with two parties other than Starbucks, the Company transferred three retail store location leaseholds and related assets on January 31, 2007 and with respect to certain assets relating to one retail store location (excluding its leasehold) on February 5, 2007 and received $678,000 and $16,000, respectively.

Diedrich Coffee, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	December 13, 2006	Pro Forma Adjustments	Notes	Pro Forma December 13, 2006
Assets
Current assets:
Cash	$1,793,000	$12,468,000	A	$14,261,000
Restricted cash	661,000	—		661,000
Accounts receivable, net	5,012,000	—		5,012,000
Inventories	3,268,000	(592,000)	A	2,676,000
Assets held for sale	5,737,000	(5,576,000)	A	161,000
Income tax refund	506,000	—		506,000
Current portion of notes receivable	1,151,000	—		1,151,000
Advertising fund assets, restricted	22,000	—		22,000
Prepaid expenses	1,094,000	(490,000)	A	604,000

Total current assets	19,244,000	5,810,000		25,054,000
Property and equipment, net	4,042,000	67,000	A	4,109,000
Goodwill	6,832,000	—		6,832,000
Notes receivable	3,591,000	—		3,591,000
Cash surrender value of life insurance policy	497,000	—		497,000
Other assets	134,000	11,000	A	145,000

Total assets	$34,340,000	$5,888,000		$40,228,000

Liabilities and Stockholders’ Equity

Current liabilities:
Liabilities held for sale	$318,000	$(318,000)	A	$—
Current installments of long-term debt	670,000	—		670,000
Accounts payable	4,100,000	—		4,100,000
Accrued compensation	2,155,000	—		2,155,000
Accrued expenses	2,393,000	324,000	A	2,717,000
Franchisee deposits	575,000	—		575,000
Deferred franchise fee income	86,000	—		86,000
Advertising fund liabilities	22,000	—		22,000
Accrued provision for store closure	777,000	—		777,000

Total current liabilities	11,096,000	6,000		11,102,000
Long term debt, less unamortized discount	1,143,000			1,143,000
Deferred rent	618,000	(334,000)	A	284,000
Deferred compensation	527,000	—		527,000

Total liabilities	13,384,000	(328,000)		13,056,000

Commitments and contingencies
Stockholders’ equity:
Common stock	54,000	—		54,000
Additional paid-in capital	59,485,000	—		59,485,000
Accumulated deficit	(38,583,000)	6,216,000	A	(32,367,000)

Total stockholders’ equity	20,956,000	6,216,000		27,172,000

Total liabilities and stockholders’ equity	$34,340,000	$5,888,000		$40,228,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Diedrich Coffee, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Twenty-Four Weeks Ended December 13, 2006

	Twenty-Four Weeks Ended December 13, 2006	Pro Forma Adjustments	Notes	Pro Forma Twenty Four Weeks Ended December 13, 2006
Net revenue:
Wholesale and other	$12,459,000	$—		$12,459,000
Franchise revenue	1,758,000	—		1,758,000
Retail sales	1,370,000	—		1,370,000

Total net revenue	15,587,000	—		15,587,000

Costs and expenses:
Cost of sales and related occupancy costs	10,116,000	—		10,116,000
Operating expenses	3,525,000	—		3,525,000
Depreciation and amortization	471,000	—		471,000
General and administrative expenses	3,624,000	—		3,624,000
Gain on asset disposals	(11,000)	—		(11,000)
Asset impairment	221,000	—		221,000

Total costs and expenses	17,946,000	—		17,946,000

Operating loss from continuing operations	(2,359,000)	—		(2,359,000)
Interest expense	(88,000)	—		(88,000)
Interest and other income, net	183,000	—		183,000

Loss from continuing operations before income tax benefit	(2,264,000)	—		(2,264,000)
Income tax provision (benefit)	—	—		—

Net loss from continuing operations	(2,264,000)	—		(2,264,000)
Loss from discontinued operations	(1,511,000)	1,399,000	B	(112,000)

Net loss	$(3,775,000)	$1,399,000		$(2,376,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.43)	$—		$(0.45)

Net loss	$(0.71)	$—		$(0.45)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,335,000	5,335,000		5,335,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Diedrich Coffee, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended June 28, 2006

	Year Ended June 28, 2006	Pro Forma Adjustments	Notes	Pro Forma Year Ended June 28, 2006
Net revenue:
Wholesale and other	$21,244,000	$—		$21,244,000
Franchise revenue	3,775,000	—		3,775,000
Retail sales	34,428,000	(24,372,000)	B	10,056,000

Total net revenue	59,447,000	(24,372,000)		35,075,000

Costs and expenses:
Cost of sales and related occupancy costs	32,440,000	(11,311,000)	B	21,129,000
Operating expenses	19,947,000	(12,056,000)	B	7,891,000
Depreciation and amortization	2,601,000	(959,000)	B	1,642,000
General and administrative expenses	13,546,000	(2,175,000)	B	11,371,000
Gain on asset disposals	(58,000)	—		(58,000)

Total costs and expenses	68,476,000	(26,501,000)		41,975,000

Operating loss from continuing operations	(9,029,000)	2,129,000		(6,900,000)
Interest expense	(116,000)	26,000	B	(90,000)
Interest and other income, net	548,000	—		548,000

Loss from continuing operations before income tax benefit	(8,597,000)	2,155,000		(6,442,000)
Income tax benefit	(801,000)	201,000	B	(600,000)

Net loss from continuing operations	$(7,796,000)	$1,954,000		$(5,842,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(1.47)	$0.37		$(1.10)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,303,000	5,303,000		5,303,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Diedrich Coffee, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended June 29, 2005

	Year Ended June 29, 2005	Pro Forma Adjustments	Notes	Pro Forma Year Ended June 29, 2005
Net revenue:
Wholesale and other	$16,482,000	$—		$16,482,000
Franchise revenue	4,166,000	—		4,166,000
Retail sales	31,890,000	(22,447,000)	B	9,443,000

Total net revenue	52,538,000	(22,447,000)		30,091,000

Costs and expenses:
Cost of sales and related occupancy costs	26,765,000	(9,962,000)	B	16,803,000
Operating expenses	17,449,000	(10,606,000)	B	6,843,000
Depreciation and amortization	2,372,000	(1,013,000)	B	1,359,000
General and administrative expenses	11,178,000	(1,504,000)	B	9,674,000
Gain on asset disposals	(4,000)	—		(4,000)

Total costs and expenses	57,760,000	(23,085,000)		34,675,000

Operating loss from continuing operations	(5,222,000)	638,000		(4,584,000)
Interest expense	(223,000)	34,000	B	(189,000)
Interest and other income, net	279,000	—		279,000

Loss from continuing operations before income tax benefit	(5,166,000)	672,000		(4,494,000)
Income tax benefit	(1,851,000)	240,000	B	(1,611,000)

Net loss from continuing operations	$(3,315,000)	$432,000		$(2,883,000)

Basic and diluted net income (loss) per share:
Loss from continuing operations	$(0.64)	$0.08		$(0.55)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,218,000	5,218,000		5,218,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Diedrich Coffee, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended June 30, 2004

	Year Ended June 30, 2004	Pro Forma Adjustments	Notes	Pro Forma Year Ended June 30, 2004
Net revenue:
Wholesale and other	$14,861,000	$—		$14,861,000
Franchise revenue	4,407,000	—		4,407,000
Retail sales	31,617,000	(21,908,000)	B	9,709,000

Total net revenue	50,885,000	(21,908,000)		28,977,000

Costs and expenses:
Cost of sales and related occupancy costs	24,642,000	(9,590,000)	B	15,052,000
Operating expenses	16,701,000	(10,138,000)	B	6,563,000
Depreciation and amortization	2,315,000	(993,000)	B	1,322,000
General and administrative expenses	9,597,000	(1,157,000)	B	8,440,000
Provision for asset impairment and restructuring costs	94,000	(90,000)	B	4,000
Gain on asset disposals	(2,000)	—		(2,000)

Total costs and expenses	53,347,000	(21,968,000)		31,379,000

Operating loss from continuing operations	(2,462,000)	60,000		(2,402,000)
Interest expense	(348,000)	26,000	B	(322,000)
Interest and other income, net	30,000	—		30,000

Loss from continuing operations before income tax benefit	(2,780,000)	86,000		(2,694,000)
Income tax benefit	(1,133,000)	35,000	B	(1,098,000)

Net loss from continuing operations	$(1,647,000)	$51,000		$(1,596,000)

Basic and diluted net income (loss) per share:
Loss from continuing operations	$(0.32)	$0.01		$(0.31)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,161,000	5,161,000		5,161,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

An analysis of the discontinued operations of the retail business that are part of the Transaction is as follows:

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

A.	The asset allocation of the sale of the Diedrich and Coffee People retail locations assumes that all 34 stores were transferred on the same day. Starbucks has paid $1,204,000 into an escrow account held by a third party escrow agent. These funds will be held in the escrow account for six months after the closing of the Starbucks transaction, provided that any funds necessary to satisfy outstanding claims for indemnification will remain in escrow after such time. Since the payments from the escrow account are not reasonably assured, the Company will record these funds when payments are actually received. The gain from the transactions is not included in the unaudited pro forma condensed consolidated statement of operations since it is a one-time amount directly attributable to the transactions.

Purchase price – Cash	$12,468,000
Inventories	(592,000)
Prepaid transaction fees	(490,000)
Fixed assets, net	(3,997,000)
Goodwill	(1,347,000)
Other Assets	(154,000)
Capital lease obligations	318,000
Deferred Rent	334,000
Estimated Transaction-related expenses	(324,000)

Estimated Book Gain on Sale of Diedrich & Coffee People retail locations	$6,216,000

The Company has had losses from operations during the year, and has net operating loss carryforwards from prior year. Therefore, the Company expects a zero tax liability for the year and therefore no income tax provision has been accrued on this gain on sale.

B.	Adjustment to eliminate the direct revenue and expenses related to the 34 Diedrich and Coffee People retail stores transferred as part of the Transaction. In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” the financial results of the stores transferred as part of the Transaction were reported as discontinued operations for the 24 weeks ended December 13, 2006. Accordingly, the net elimination amount of $1,399,000 for this period is an adjustment to the loss from discontinued operations.